UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2011

MAN SHING AGRICULTURAL HOLDINGS, INC.
 (Exact Name of Registrant as Specified in Charter)

Nevada	000-53146	98-0660577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1005, 10/F, Tower B
Hunghom Commercial Centre
37 Ma Tau Wai Road, Hunghom
Kowloon, Hong Kong
 (Registrant’s Address)

Registrant’s telephone number, including area code: (86) 536-4644888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On January 18, 2011, the transactions (the “Transactions”) contemplated by those certain securities purchase agreements dated as of September 13, 2010 (each a “Securities Purchase Agreement” and together the “Securities Purchase Agreements”), as amended on November 14, 2010 (“Amendment No. 1”), by and among Man Shing Agricultural Holdings, Inc. (the “Company”) and each of International Investment (Hong Kong) Trading Group Company Limited, Liu Ling Ling, Yang Shao Bin, Sea Dragon Investments Limited, and Hong Kong Investment Group Limited (each an “Investor” and together the “Investors”) were consummated and the Investors purchased an aggregate of 10,000,000 shares (the “Securities”) of common stock of the Company, par value $0.001 (the “Common Stock”), for consideration of $0.40 per share of Common Stock (an aggregate of $4,000,000). The Transactions were previously disclosed in Current Reports on Form 8-K dated September 16, 2010 and November 18, 2010. The offering and sale of the Securities was intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, or not subject to such requirement, by virtue of Regulation S promulgated under the Securities Act.

As a condition precedent to the consummation of the Transactions, on December 16, 2010, pursuant to that certain Cancellation Agreement (the “Cancellation Agreement”) dated as of November 14, 2010 by and between the Company and Shili Liu, Chief Executive Officer, Chairman and President of the Company, 3,358,250 preferred shares of the Company registered in the name of Shili Liu were cancelled.

A form of the Securities Purchase Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K on September 16, 2010 and is incorporated herein by reference. A form of Amendment No. 1 and a copy of the Cancellation Agreement were filed as exhibits to the Company’s Current Report on Form 8-K on November 18, 2010 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1	Form of Securities Purchase Agreement dated as of September 13, 2010 by and between the Company and the Investors(1)
Exhibit 10.2	Form of Amendment No. 1 to Securities Purchase Agreement dated as of November 14, 2010 by and between the Company and the Investors(2)
Exhibit 10.3	Cancellation Agreement dated as of November 14, 2010 by and between the Company and Shili Liu(2)

(1) Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on September 16, 2010.
(2) Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAN SHING AGRICULTURAL HOLDINGS, INC.

Date: January 24, 2011	By:	/s/ Shili Liu
Shili Liu
Chief Executive Officer, Chairman and President

EXHIBIT INDEX

Exhibit 10.1	Form of Securities Purchase Agreement dated as of September 13, 2010 by and between the Company and the Investors(1)
Exhibit 10.2	Form of Amendment No. 1 to Securities Purchase Agreement dated as of November 14, 2010 by and between the Company and the Investors(2)
Exhibit 10.3	Cancellation Agreement dated as of November 14, 2010 by and between the Company and Shili Liu(2)

(1) Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on September 16, 2010.
(2) Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2010.